[GRAPHIC OMITTED]                                            CUSIP 98952K 10 7

                                 ZHONGPIN INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                               SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                               [GRAPHIC OMITTED]


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THIS
CERTIFIES
THAT




IS THE OWNER OF

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 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF
                                 ZHONGPIN INC.


(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATE:



/s/ Xianfu Zhu
CHAIRMEN OF THE BOARD            COUNTERSIGNED:
                                                SECURITIES TRANSFER CORPORATION
                                                P.O. BOX 701629
                                                DALLAS, TX. 75370


                                    [seal]
                                 ZHONGPIN INC.
                                   CORPORATE
                                      SEAL
                                    DELAWARE
*

/s/ Yuanmei Ma
SECRETARY                               BY:
                                           -------------------------------------
                                           TRANSFER AGENT - AUTHORIZED SIGNATURE

                                 ZHONGPIN INC.

                 TRANSFER FEE $20.00 PER NEW CERTIFICATE ISSUED

       A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND
          RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE
      CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common               UNIF GIFT MIN ACT  ..........Custodian..............
TEN ENT    - as tenants by the entireties                          (Cust)                    (Minor)
JT TEN     - as joint tenants with right of                         under Uniform Gifts to Minors
             survivorship and not as                               Act..............................
             tenants in common                                                 (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED..........................HEREBY SELL ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------

--------------------------------           .....................................


.................................................................................
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


.................................................................................


.................................................................................


...........................................................................SHARES

OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT..............................................


.................................................................................
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ............,20......

                                           SIGNATURE:

                                           X.................................

                                           X.................................


X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


 SIGNATURE GUARANTEE:
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 THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN
 ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.
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SIGNATURE(S) GUARANTEED BY:







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